                                                                         Ex 99.2

FOR IMMEDIATE RELEASE                                       [PULITZER INC. LOGO]

                                                      900 North Tucker Boulevard
                                                       St. Louis, Missouri 63101
                                                                Tel 314/340-8402
                                                                Fax 314/340-3125

                                    For further information, contact
                                    James V. Maloney, Director of
                                    Shareholder Relations
                                    (314) 340-8402

                      PULITZER INC. REPORTS TWELFTH-PERIOD
                 REVENUE FOR FOUR WEEKS ENDED DECEMBER 28, 2003

ST. LOUIS, January 20, 2004-- Pulitzer Inc. (NYSE: PTZ) today announced that revenues increased 6.5 percent for the four-week accounting period ended December 28, 2003 and increased 1.6 percent for the 52-week year-to-date period when compared to the respective 2002 periods. December 2003 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets increased
8.4 percent versus last year, with increases of 9.3 percent at the combined St. Louis operations and 6.2 percent at PNI.

On a comparable basis, excluding the results of 2003 PNI acquisitions absent in 2002, total revenue increased 5.7 percent for the four-week period ended December 28, 2003 and increased 1.3 percent for the 52-week year-to-date period. Total comparable advertising revenue increased 7.6 percent for the four-week period ended December 28, 2003 and increased 2.1 percent for the 52-week year-to-date period. December 2003 comparable advertising revenue increased 9.3 percent at the combined St. Louis operations and 3.1 percent at PNI. Comparable advertising revenue increased 2.4 percent at the combined St. Louis operations and 1.2 percent at PNI for the 52-week year-to-date period.

The principal components of the twelfth-period comparable advertising revenue results for St. Louis and PNI were:

     >>   Comparable retail advertising revenue, including preprints, increased
          8.2 percent. Comparable retail ROP revenue increased 7.7 percent, principally due to strength in the entertainment category, as well as gains in local territory revenue, which increased 24.1 percent in St. Louis. These gains were partially offset by weakness in the department store and furniture segments. Comparable St. Louis and PNI retail ROP revenue increased 12.1 percent and decreased 1.0 percent, respectively. Comparable retail preprint revenue increased 10.8 percent in St. Louis and 6.1 percent at PNI.

     >> Comparable national advertising revenue, including preprints, increased 7.9 percent versus the comparable 2002 period principally due to gains in the pharmaceutical category, as well as strength in national preprint revenue, which increased 36.9 percent for the period. Comparable national ROP revenue increased 4.6 percent.

                                     -more-

     >> Comparable classified revenue increased 5.9 percent from last year due to increases in help wanted and real estate revenue in St. Louis and at PNI. December 2003 comparable help wanted revenue increased 5.4 percent in St. Louis and 13.4 percent at PNI. Comparable December real estate revenue increased 20.0 percent in St. Louis and 19.0 percent at PNI. Comparable automotive revenue decreased 1.5 percent in St. Louis and 3.2 percent at PNI.

December 2003 revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") increased 6.4 percent and total advertising revenue increased 3.8 percent. TNI retail revenue, including preprints, increased 1.0 percent with a 1.7 percent increase in retail ROP and a 0.4 percent decrease in retail preprint revenue. Local territory revenues increased
15.2 percent for the period. TNI national revenue, including preprints, increased 5.0 percent. December classified revenue increased 10.2 percent, with help wanted and real estate revenue showing increases of 20.6 percent and 13.2 percent, respectively, partially offset by a 7.1 percent decline in automotive revenue.

                                       ***

Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Arizona, and 12 other dailies: The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; the Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wisc. The Company's newspaper operations also include the Suburban Journals of Greater St. Louis, a group of 37 weekly papers and various niche publications.

The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.


                                     -more-

NOTES:
--------------------------------------------------------------------------------

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.

                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)


                                                Four Weeks     Four Weeks                  52 Weeks        52 Weeks
                                                   Ended         Ended                      Ended          Ended
                                                December 28,   December 29,              December 28,    December 29,
                                                   2003       2002 (Note 4)    Change        2003        2002 (Note 4)     Change
                                               ------------   -------------    ------    ------------    -------------     ------
CONSOLIDATED OPERATING REVENUES (NOTE 1) :
 Advertising:
  Retail                                            $11,530      $10,605        8.7%       $120,205       $118,741           1.2%
  National                                            2,638        2,523        4.6%         29,000         26,706           8.6%
  Classified                                          7,746        7,210        7.4%        122,638        125,777          (2.5%)
                                                    -------      -------      -----        --------       --------         -----
   Total                                             21,914       20,338        7.7%        271,843        271,224           0.2%
  Preprints                                           6,248        5,633       10.9%         63,249         55,935          13.1%
                                                    -------      -------      -----        --------       --------         -----
   Total Advertising                                 28,162       25,971        8.4%        335,092        327,159           2.4%
Circulation                                           6,310        6,271        0.6%         80,639         80,751          (0.1%)
Other                                                   503          611      (17.7%)         6,933          8,050         (13.9%)
                                                    -------      -------      -----        --------       --------         -----
 Total                                              $34,975      $32,853        6.5%       $422,664       $415,960           1.6%
                                                    =======      =======      =====        ========       ========         =====
OPERATING REVENUES OF CONSOLIDATED SUBSIDIARIES:
 Combined St. Louis Operations (Note 2):
  Advertising (Note 3):                             $20,315      $18,580        9.3%       $242,277       $236,551           2.4%
  Circulation                                         4,790        4,687        2.2%         59,890         59,808           0.1%
  Other                                                 129          152      (15.1%)         1,751          2,184         (19.8%)
                                                    -------      -------      -----        --------       --------         -----
   Total                                            $25,234      $23,419        7.8%       $303,918       $298,543           1.8%
                                                    =======      =======      =====        ========       ========         =====
Pulitzer Newspapers, Inc.
 Advertising (Note 3):                              $ 7,847      $ 7,391        6.2%       $ 92,815       $ 90,608           2.4%
 Circulation                                          1,520        1,584       (4.0%)        20,749         20,943          (0.9%)
 Other                                                  374          459      (18.5%)         5,182          5,866         (11.7%)
                                                    -------      -------      -----        --------       --------         -----
  Total                                             $ 9,741      $ 9,434        3.3%       $118,746       $117,417           1.1%
                                                    =======      =======      =====        ========       ========         =====
OPERATING REVENUES OF UNCONSOLIDATED NEWSPAPER
JOINT VENTURE:
 Pulitzer's 50% share of Tucson Newspaper Agency:
  Advertising (Note 3):                             $ 3,366      $ 3,243        3.8%       $ 41,496       $ 41,055           1.1%
  Circulation                                           903          776       16.4%         11,467         10,680           7.4%
  Other                                                  29           21       38.1%            447            546         (18.1%)
                                                    -------      -------      -----        --------       --------         -----
   Total                                            $ 4,298      $ 4,040        6.4%       $ 53,410       $ 52,281           2.2%
                                                    =======      =======      =====        ========       ========         =====

Note 1

  Year-to-year comparisons are affected by current-year weekly newspaper acquisitions that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the 2003 acquisitions absent in 2002, advertising and total revenues would have increased as follows:


                                          Four Weeks                  52 Weeks
                                       Comparable Change          Comparable Change
                                   -----------------------    ------------------------
                                    Total                      Total
                                   Pulitzer           PNI     Pulitzer           PNI
                                   --------          -----    --------           ----
Advertising Revenue                  7.6%             3.1%      2.1%             1.2%
Total Revenue                        5.7%             0.5%      1.3%             0.0%

Note 2

  Includes revenues of the St. Louis Post-Dispatch , Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.


Note 3

  For the four-week and year-to-date periods ended December 28, 2003, classified employment advertising revenue in St. Louis, including STLtoday.com, increased
  5.4 percent and decreased 10.9 percent, respectively. At PNI, comparable classified employment advertising revenue, excluding the impact of 2003 acquisitions absent in 2002, increased 13.4 percent and decreased 2.2 percent for the four-week and year-to-date periods, respectively. At the Tucson Newspaper Agency, classified employment advertising revenue increased 20.6 percent and 6.1 percent for the four-week and year-to-date periods, respectively.

Note 4

  Certain reclassifications have been made to the 2003 and 2002 financial statements and statistical data to conform with the presentation made for the twelfth period of 2003.

                                    - more -

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT

SELECTED STATISTICAL INFORMATION


                                                  Four Weeks      Four Weeks                 52 Weeks        52 Weeks
                                                    Ended           Ended                     Ended           Ended
                                                  December 28,    December 29,              December 28,    December 29,
                                                     2003        2002 (Note 4)     Change      2003        2002 (Note 4)   Change
                                                  ------------   -------------    --------  ------------   -------------  --------
ADVERTISING LINAGE (in thousands of inches)
-------------------------------------------
ST. LOUIS POST-DISPATCH:
 Advertising Inches
  Full run (all zones)
   Retail                                             78.2            81.0          (3.4%)      785.7          775.3        1.3%
   General                                            18.1            20.0          (9.4%)      198.5          203.3       (2.4%)
   Classified                                         58.0            64.5         (10.1%)      995.3        1,050.2       (5.2%)
                                                     -----           -----         ------     -------        -------      ------
    Total                                            154.3           165.5          (6.8%)    1,979.5        2,028.8       (2.4%)
  Part run (Retail/Classified)                        37.6            44.0         (14.6%)      483.5          562.0      (14.0%)
                                                     -----           -----         ------     -------        -------      ------
    Total Inches                                     191.9           209.5          (8.4%)    2,463.0        2,590.8       (4.9%)
                                                     =====           =====         ======     =======        =======      ======

TUCSON NEWSPAPER AGENCY:
 Star/Citizen advertising inches
  Full run (all zones)
   Retail                                            128.2           132.5          (3.2%)    1,498.7        1,593.0       (5.9%)
   General                                             5.4             5.5          (2.6%)       89.1           99.0      (10.0%)
   Classified                                        112.6           116.5          (3.3%)    1,560.0        1,554.2        0.4%
                                                     -----           -----         ------     -------        -------      ------
    Total                                            246.2           254.5          (3.3%)    3,147.8        3,246.2       (3.0%)
  Part run (Retail/Classified)                         3.9             5.7         (31.2%)       71.8           92.3      (22.2%)
                                                     -----           -----         ------     -------        -------      ------
    Total Inches                                     250.1           260.3          (3.9%)    3,219.6        3,338.5       (3.6%)
                                                     =====           =====         ======     =======        =======      ======


                                       Period Average              Year-to-Date Average
                                     -----------------             --------------------
CIRCULATION (Note 5):                  2003     2002     Change     2003         2002           Change
---------------------                -------   -------   ------    -------     --------        --------
ST. LOUIS POST-DISPATCH:
 Daily                                281,910   279,537    0.8%     285,216     286,208          (0.3%)
 Sunday                               460,931   469,238   (1.8%)    459,594     469,214          (2.1%)

COMBINED PULITZER NEWSPAPERS, INC.
 Daily                                190,160   189,664    0.3%     189,365     188,705           0.3%
 Sunday                               189,145   189,921   (0.4%)    190,224     189,134           0.6%

TUCSON NEWSPAPER AGENCY:
 Star Daily                           105,752   103,152    2.5%     103,844     103,048           0.8%
 Citizen Daily                         32,357    34,537   (6.3%)     33,370      36,056          (7.4%)
                                      -------   -------   -----     -------     -------          -----
  Combined Daily                      138,109   137,689    0.3%     137,214     139,104          (1.4%)

 Star Sunday                          173,141   173,206   (0.0%)    170,669     171,350          (0.4%)


                                        Four Weeks      Four Weeks                 52 Weeks       52 Weeks
                                           Ended           Ended                     Ended         Ended
                                        December 28,    December 29,              December 28,   December 29,
ONLINE PAGE VIEWS (in thousands)            2003       2002 (Note 4)    Change       2003       2002 (Note 4)     Change
--------------------------------        ------------   -------------    ------    ------------  -------------     ------
Combined St. Louis (Note 6):              31,085          18,011        72.6%       277,646       180,717          53.6%

Combined PNI Web sites (Note 7):           7,346           7,924        (7.3%)       88,894        99,614         (10.8%)

Combined Tucson Web sites                  6,433           4,986        29.0%        79,103        68,760          15.0%

Note 5

  Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.


Note 6

  Company estimate for year-to-date 2002.

Note 7

  Beginning in January 2003, the Company changed the manner in which PNI records page view data. 2003 data may not be comparable with 2002 reported results.

                                     - ### -